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                                                                    Exhibit 10.3

                              SANDERSON FARMS, INC.

                            SHARE PURCHASE AGREEMENT
                        (Management Share Purchase Plan)
                        (Non-Employee Director Agreement)

      This SHARE PURCHASE AGREEMENT (this "Agreement"), made and entered into as of the _____ day of _______________, 20____ (the "Grant Date"), by and between ___________________________ (the "Participant") and Sanderson Farms, Inc. (together with its subsidiaries and affiliates, the "Company"), sets forth the terms and conditions of an Award of Share Purchase Rights granted pursuant to the Sanderson Farms, Inc. and Affiliates Stock Incentive Plan, adopted on February 17, 2005 (the "Plan") and this Agreement. Any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. The term "Fiscal Year" shall mean the fiscal year of the Company which begins on November 1 of each calendar year and ends on October 31 of the next calendar year.

      1. Rights to Purchase Restricted Stock.

         The Participant may elect to reduce the annual retainer and meeting fees otherwise payable to him in respect of his services as a member of the Board of the Company ("Director Compensation") by a specified percentage (up to 100 percent) and, in lieu of receiving such specified percentage of Director Compensation, receive a number of Shares of the Company, subject to the terms, conditions and restrictions set forth herein ("Restricted Stock"), equal to the amount of such reduction divided by a dollar amount equal to the Fair Market Value of a Share on the date on which such Restricted Stock is received. In the first year of the Participant's eligibility to participate in the Plan, an election in respect of Director Compensation otherwise payable for the period of that initial year of eligibility subsequent to the election must be made within 30 days after the date that the Participant becomes eligible so to participate (the "Initial Election Deadline"). An election so made during the initial year of eligibility shall become irrevocable on the Initial Election Deadline and shall be effective beginning with the date that Director Compensation is otherwise payable (each such date, a "Director Payment Date") that first occurs after the Initial Election Deadline. Any election to reduce Director Compensation otherwise payable in a calendar year after the Participant's initial year of eligibility shall be effective beginning with the first Director Payment Date occurring on or after January 1 of the calendar year next following the calendar year in which such election is made (and shall become irrevocable on December 31 of the calendar year in which such election is made with respect to the next calendar year). Any cancellation of, or other change in, any such Director Compensation reduction election shall become effective as of the first Director Payment Date occurring on or after January 1 of the calendar year next following the calendar year in which notice of such cancellation or change is filed (and any such notice shall become irrevocable on December 31 of the calendar year in which it is filed with respect to the next calendar year).

         Any Director Compensation reduction hereunder shall apply ratably to the Participant's Director Compensation otherwise payable on each Director Payment Date covered by such election. Restricted Stock shall be issued or purchased by the Company for the account of the

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Participant in respect of such Director Compensation reductions on each Director
Payment Date. Fractional shares will be issued (or purchased) where necessary.

      2. Company Matching Contribution.

            For each four shares of Restricted Stock acquired by the Participant pursuant to Section 1 above, the Company shall simultaneously issue or allocate to the account of the Participant, for no additional consideration, one additional share of Restricted Stock (the "Company Match"), including fractional shares where necessary.

      3. Terms of Restricted Stock.

            (a) The Restricted Stock is subject to forfeiture as provided herein and, during the Restriction Period defined below, may not be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of by the Participant, other than by will or by the laws of descent and distribution of the state in which the Participant resides on the date of his death. The period during which the Restricted Stock is not vested and is subject to transfer restrictions is referred to herein as the "Restriction Period."

            (b) Except as otherwise provided in this Agreement or the Plan, each share of Restricted Stock shall vest and no longer be subject to forfeiture or any transfer restrictions hereunder on the third anniversary of its acquisition date, so long as the Participant has continued to serve as a member of the Company's Board from the acquisition date through such third anniversary.

            (c) If the Participant ceases to serve as a member of the Company's Board by reason of death or Disability (for purposes of this Section 3, "Disability" shall have the meaning set forth in Section 409A(a)(2)(C) of the Code at any time such definition is more restrictive than the Plan definition of "Disability"), or if there is a Change in Control (provided that such Change in Control also constitutes a "change in ownership or effective control" of the Company within the meaning of Section 409A(a)(2)(A)(v) of the Code), then any portion of the Restricted Stock that has not vested shall immediately vest and no longer be subject to forfeiture or any transfer restrictions hereunder. If the Participant ceases to serve as a member of the Company's Board for any other reason, voluntarily or involuntarily, prior to the expiration of the Restriction Period for any shares of Restricted Stock acquired pursuant to this Agreement by the Participant, then (X) any portion of the Restricted Stock acquired by the Participant pursuant to the Company Match that has not vested as of the date of cessation of service shall immediately be forfeited, ownership shall be transferred back to the Company and the Restricted Stock shall become authorized but unissued Shares, and (Y) any portion of the Restricted Stock acquired by the Participant in respect of Director Compensation reductions that has not vested as of the date of cessation of service may, at the Company's option, be repurchased by the Company at the price paid by the Participant for such Restricted Stock (and the Company may pay such purchase price in whole or in part by cancellation of any indebtedness owed by the Participant to the Company).

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      4. Registration of Shares.

         Certificates representing the number of shares of Restricted Stock purchased from time to time shall be registered in the Participant's name (or an appropriate book entry shall be made). Certificates, if issued, may, at the Company's option, either be held by the Company in escrow until the applicable Restriction Period expires or until the restrictions thereon otherwise lapse and/or be delivered to the Participant and registered in the name of the Participant, bearing an appropriate restrictive legend that refers to this Agreement and remaining subject to appropriate stop-transfer orders. The Participant agrees to deliver to the Board, upon request, one or more stock powers endorsed in blank relating to the Restricted Stock. If and when shares of Restricted Stock vest and are no longer subject to forfeiture or transfer restrictions, unlegended certificates for such Restricted Stock shall be delivered to the Participant (subject to Section 8 pertaining to the withholding of taxes and Section 16 pertaining to the Securities Act of 1933, as amended (the "Securities Act")); provided, however, that the Board may cause such legend or legends to be placed on any such certificates as it may deem advisable under Applicable Law.

            If the Company elects to hold certificates in escrow, then it shall deliver to the Participant not less often than every six months a statement of the aggregate number of shares of Restricted Stock held for his account and the applicable acquisition dates and purchase prices of shares of Restricted Stock acquired by the Participant since the last such statement.

      5. Rights as a Stockholder.

      Except as otherwise provided in this Agreement or the Plan, during the Restriction Period applicable to any Restricted Stock, the Participant shall have, with respect to the Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the Restricted Stock and the right to receive any dividends or other distributions with respect thereto; provided that any dividends or other distributions with respect to shares of Restricted Stock shall be credited to the account of the Participant until the vesting date of the shares in respect of which such dividends or other distributions were paid.

      6. Adjustments.

      If any change in corporate capitalization, such as a stock split, reverse stock split, stock dividend, or any corporate transaction such as a reorganization, reclassification, merger or consolidation or separation, including a spin-off of the Company or sale or other disposition by the Company of all or a portion of its assets, any other change in the Company's corporate structure, or any distribution to stockholders (other than a cash dividend) results in the outstanding Shares, or any securities exchanged therefor or received in their place, being exchanged for a different number or class of shares or other securities of the Company, or for shares of stock or other securities of any other corporation, or new, different or additional shares or other securities of the Company or of any other corporation being received by the holders of

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outstanding Shares, then the shares of Restricted Stock acquired pursuant to this Agreement shall be treated in the same manner as other outstanding Shares of the Company.

      7. Validity of Share Issuance.

      Upon the issuance of Restricted Stock pursuant to the terms of this Agreement, such shares of Restricted Stock will be duly authorized by all necessary corporate action of the Company and will be validly issued, fully paid and non-assessable.

      8. Taxes and Withholding.

      As soon as practicable on or after the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to the acquisition of Restricted Stock pursuant to this Agreement, the Participant shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, or the Company may deduct or withhold from any cash or property payable to the Participant, an amount equal to all federal, state, local and foreign taxes that are required by Applicable Law to be withheld with respect to such includible amount. Notwithstanding anything to the contrary contained herein, the Participant may, if the Company consents, discharge this withholding obligation by directing the Company to withhold shares of Restricted Stock having a Fair Market Value on the date that the withholding obligation is incurred equal to the amount of tax required to be withheld in connection with such vesting, as determined by the Board

      9. Notices.

      Any notice to the Company provided for in this Agreement shall be in writing and shall be addressed to it in care of its Secretary at its principal executive offices, and any notice to the Participant shall be addressed to the Participant at the current address shown on the payroll records of the Company. Any notice shall be deemed to be duly given if and when properly addressed and posted by registered or certified mail, postage prepaid.

      10. Legal Construction.

            (a) Severability. If any provision of this Agreement is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or this Agreement under any law with respect to which the Plan or this Agreement is intended to qualify, or would cause Director Compensation reductions under this Agreement to be includible in a Plan participant's gross income pursuant to Section 409A(a)(1) of the Code, as determined by the Board, such provision shall be construed or deemed amended to conform to Applicable Law and to qualify the Plan, this Agreement and the income pursuant hereto for the desired benefits of the laws with which they are intended to qualify or, if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of the

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Plan or the Agreement, it shall be stricken and the remainder of this Agreement shall remain in full force and effect.

            (b) Gender and Number. Where the context admits, words in any gender shall include the other gender, words in the singular shall include the plural and words in the plural shall include the singular.

            (c) Governing Law. To the extent not preempted by federal law, this Agreement shall be construed in accordance with and governed by the laws of the State of Mississippi.

      11. Incorporation of Plan.

      This Agreement, the Share Purchase Rights awarded pursuant hereto and the Restricted Stock acquired pursuant hereto are subject to, and this Agreement hereby incorporates and makes a part hereof, all terms and conditions of the Plan that are applicable to Agreements and Awards generally and to Share Purchase Rights in particular. The Board has the right to interpret, construe and administer the Plan, this Agreement and the Share Purchase Rights awarded and the Restricted Stock acquired pursuant hereto. All acts, determinations and decisions of the Board made or taken pursuant to grants of authority under the Plan or with respect to any questions arising in connection with the administration and interpretation of the Plan, including the severability of any and all of the provisions thereof, shall be in the Board's sole discretion and shall be conclusive, final and binding upon all parties, including the Company, its stockholders, Participants, Eligible Participants and their estates, beneficiaries and successors. The Participant acknowledges that he has received a copy of the Plan.

      12. No Implied Rights.

      Neither this Agreement nor the award of Share Purchase Rights nor the acquisition of any Restricted Stock shall confer on the Participant any right with respect to continuance of employment or other service with the Company.

      13. Integration.

      This Agreement and the other documents referred to herein, including the Plan, or delivered pursuant hereto, contain the entire understanding of the parties with respect to their subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and restrictions imposed by the Securities Act and applicable state securities laws. This Agreement, including the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

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      14. Counterparts.

      This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument.

      15. Amendments; Termination.

      The Board may, at any time, without consent of or receiving further consideration from the Participant, amend this Agreement and the Restricted Stock acquired pursuant hereto in response to, or to comply with changes in, Applicable Law. To the extent not inconsistent with the terms of the Plan, the Board may, at any time, amend this Agreement in a manner that is not unfavorable to the Participant without the consent of the Participant. The Board may amend this Agreement and the Restricted Stock acquired pursuant hereto otherwise with the written consent of the Participant.

            The Company may suspend or terminate this Agreement at any time, provided that no such suspension or termination may adversely affect the Participant's rights with respect to any Restricted Stock previously acquired pursuant to this Agreement, unless his written consent is obtained.

      16. Securities Act.

            (a) The issuance and delivery of the Share Purchase Rights to the Participant have been registered under the Securities Act by a Registration Statement on Form S-8 that has been filed with the Securities and Exchange Commission ("SEC") and has become effective. The Participant acknowledges receipt from the Company of its Prospectus dated July 27, 2005, relating to the Plan.

            (b) If the Participant is an "affiliate" of the Company, which generally means a director, executive officer or holder of 10% or more of its outstanding shares, at the time certificates representing Restricted Stock are delivered to the Participant, such certificates shall bear the following legend, or other similar legend then being generally used by the Company for certificates held by its affiliates:

            "THESE SHARES MUST NOT BE OFFERED FOR SALE, SOLD, ASSIGNED OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL FOR THE ISSUER, IS EXEMPT FROM REGISTRATION THROUGH COMPLIANCE WITH RULE 144 OR WITH ANOTHER EXEMPTION FROM REGISTRATION."

            The Company shall remove such legend upon request by the Participant if, at the time of such request, the shares are eligible for sale under SEC Rule 144(k), or any provision that has replaced it, in the opinion of the Company's counsel.

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      17. Arbitration.

      Any controversy or claim arising out of or relating to this Share Purchase Agreement shall be settled by arbitration administered by the American Arbitration Association under its Commercial Arbitration Rules and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

      IN WITNESS WHEREOF, the Participant has executed this Agreement on his own behalf, thereby representing that he has carefully read and understands this Agreement and the Plan as of the day and year first written above, and the Company has caused this Agreement to be executed in its name and on its behalf, all as of the day and year first written above.

                                               SANDERSON FARMS, INC.

                                               By: ____________________________
                                                     Name: ____________________
                                                     Title: ___________________

                                               ________________________________
                                               Participant